UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   September 18, 2006
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                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                 000-50593                95-4745032
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 (State or other jurisdiction   (Commission File           (IRS Employer
       of incorporation)             Number)             Identification No.)


    2841 Dow Avenue, Tustin, California                    92780
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  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (714) 544-6665
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

On September 15, 2006, Ian Schapiro resigned from the board of directors of Cherokee International Corporation (the "Company"). Mr. Schapiro's decision to resign was not the result of any disagreement relating to the Company's operations, policies or practices.

On September 18, 2006, the board of directors of the Company appointed Daniel Lukas to fill the vacancy on the Company's board of directors created by the resignation of Mr. Schapiro.

                                    Signature

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CHEROKEE INTERNATIONAL CORPORATION



Date: September 18, 2006                  By: /s/ Linster W. Fox
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                                              Name:  Linster W. Fox
                                              Title: Executive Vice President,
                                                     Chief Financial Officer and
                                                     Secretary